UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

U.S. Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5020 Anchor's Way, Suite 2
Christiansted, U.S. Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 208-2626
(Registrant’s telephone number, including area code)

5100 Tamarind Reef
Christiansted, U.S. Virgin Islands 00820
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AAMC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2024, the Board of Directors of Altisource Asset Management Corporation (the “Company”) determined to voluntarily withdraw the listing of the Company’s shares of common stock, $0.01 par value per share (the “Common Stock”) from the NYSE American LLC (“NYSE American”) and to deregister the Company’s Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On August 26, 2024, the Company notified the NYSE American of its intention to voluntarily delist its Common Stock. The Company intends to file with the Securities and Exchange Commission (the “SEC”) a Form 25 on or about September 6, 2024 to effect the delisting from the NYSE American and the deregistration of the Company’s Common Stock under Section 12(b) of the Exchange Act. As a result, the Company expects that listing and trading of its Common Stock on the NYSE American will end at market close on September 16, 2024.

Following the effectiveness of the Form 25, and after the Company has made all necessary SEC filings and is otherwise able to do so, the Company intends to file with the SEC a Form 15 to deregister the Company’s common stock under Section 12(g) of the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act. As a result of the filing of the Form 15, the Company’s obligation to file certain Exchange Act reports and forms with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, will be suspended. Other filing requirements will terminate upon the effectiveness of the deregistration. The Company expects that the deregistration of its Common Stock will become effective no later than 90 days after the filing of the Form 15 with the SEC.

Item 8.01 Other Events.

On August 26, 2024, the Company issued a press release announcing its decision to voluntarily delist its Common Stock from the NYSE American and its intent to deregister its Common Stock under the Exchange Act. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 26, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
August 26, 2024	By:	/s/ Michael DelGiacco
Michael DelGiacco Senior Vice President and Chief Financial Officer